UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):          May 11, 2007

XO HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30900	54-1983517
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

11111 Sunset Hills Road Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

Registrant’s telephone number including area code: 703-547-2000

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

      On May 10, 2007, XO Holdings, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s results of operations for the quarterly period ended March 31, 2007. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release issued by XO Holdings, Inc. on May 10, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Gregory Freiberg
Name:	Gregory Freiberg
Title:	Senior Vice President and Chief Financial Officer

Date: March 11, 2007

Exhibit Index

Exhibit No	Description

Exhibit 99.1	Press Release issued by XO Holdings, Inc. on May 10, 2007